SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (date of earliest event reported)

                           JULY 21, 1994

                        Halliburton Company
           (Exact name of registrant as specified in its charter)

State or other                Commission          IRS Employer
jurisdiction                  File Number         Identification
of incorporation                                  Number

Delaware                      1-3492               No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone number,
                 including area code - 214/978-2600




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             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On July 21, 1994, the registrant issued a press release entitled Halliburton 1994 Third Quarter
Dividend pertaining, among other things, to an announcement that the registrant's Board of Directors declared a third quarter dividend of 25 cents per share on the company's common stock, payable
September 22, 1994 to shareholders of record at the close of business on September 1, 1994.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated July 21, 1994.




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                          SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALLIBURTON COMPANY




Date:     July 22, 1994            By: (Robert M. Kennedy)
                                        Robert M. Kennedy
                                        Vice President - Legal




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                        EXHIBIT INDEX



Exhibit                                 Sequentially
Number              Description         Numbered Page
  20

                    Press Release of
                    July 21, 1994           5 of 5
                    Incorporated by Reference





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